UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

We are filing this Current Report to update Items 6,7 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2009 which was filed with the Securities and Exchange Commission on February 19, 2010 (the “2009 Form 10-K”). These updates are being made to reflect the following:

•                  We ceased operation of our Australian styrenics business during the first quarter of 2010, and the results of that business are reported as discontinued operations.

•                  During the first quarter of 2010, we began reporting our last-in, first-out (“LIFO”) inventory valuation reserve adjustments as part of Corporate and other; these charges were previously reported in our Performance Products segment.

In Exhibit 99.1 attached to this Current Report, the information included in Items 6, 7 and 8 of the 2009 10-K, including the consolidated financial statements of each of Huntsman Corporation and Huntsman International LLC, has been recast to reflect the changes referenced above. We are providing this recast financial information to assist investors in making comparisons of our financial information for current and future periods with the financial information for periods included in the 2009 Form 10-K, in light of the changes referenced above.

This Current Report on Form 8-K does not reflect events or developments that occurred after February 19, 2010. More current information is contained in our Quarterly Report on Form 10-Q for the period ended March 31, 2010 (the “Form 10-Q”) and other filings with the Securities and Exchange Commission. The information in this Current Report should be read in conjunction with the 2009 Form 10-K, the Form 10-Q and any other documents we have filed with the Securities and Exchange Commission subsequent to February 19, 2010.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates to Annual Report on Form 10-K for the Year Ended December 31, 2009
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ L. Russell Healy
L. Russell Healy
Vice President and Controller

June 7, 2010

EXHIBIT INDEX

Number	Description of Exhibits
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates to Annual Report on Form 10-K for the Year Ended December 31, 2009
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data